Exhibit 10.1(f)

PARTIAL SATISFACTION OF MORTGAGE

Know all men, that the undersigned hereby certifies that a certain Mortgage, Security Agreement, Assignment of Rents and Leases, Fixture Filing, Timber Filing and Financing Statement executed by Potlatch Forest Holdings, Inc., a Delaware corporation, and recorded on December 8, 2008 as Instrument No. 210366 in the records of the Clerk of the District Court of Clearwater County, Idaho, is satisfied and discharged AS TO THE PROPERTY DESCRIBED ON EXHIBIT A ATTACHED HERETO, but remains in full force and effect as to all other property described in said mortgage.

The lien of the undersigned AS TO THE PROPERTY DESCRIBED ON EXHIBIT A ATTACHED HERETO is hereby released.

Dated as of: June 28, 2011

BANK OF AMERICA, N.A., in its capacity as Collateral Agent

By:	/s/ Anthea Del Bianco

Name: Anthea Del Bianco
Title: Vice President

State of California

County of San Francisco

On this 28th day of June, in the year 2011, before me, a Notary Public in and for said state, personally appeared Anthea Del Bianco, known or identified to me to be the person(s) whose name(s) are subscribed to the within Instrument and acknowledged to me that they executed same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Liliana Claar
Liliana Claar, Notary Public
Notary Public for the State of	California

Residing at:

Commission Expires:	February 1, 2012

/s/   Notary Seal

Exhibit A

The land is situated in the State of Idaho, County of Clearwater and is described as follows:

TOWNSHIP 34 NORTH, RANGE 5 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 1:	NW1/4, SE1/4, NE1/4

Section 2:	N1/2NE1/4, N1/2NW1/4

Section 12:	NE1/4

TOWNSHIP 35 NORTH, RANGE 5 EAST, B0ISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 1:	Government Lots 1, 2, 3 & 4, S1/2NE1/4, S1/2NW1/4

Section 2:	Government Lots 1, 2, 3, S1/4NE1/4, SE1/4NW1/4, NE1/4SW1/4, SE1/4

Section 12:	NE1/4, NE1/4NW1/4, SE1/4NW1/4, SE1/4, NE1/4SW1/4, SE1/4SW1/4

Section 13:	NE1/4, S1/2NW1/4, NE1/4NW1/4, SE1/4, SW1/4

Section 22:

NE1/4, NW1/4, SW1/4, SE1/4, EXCEPTING:

Commencing at the Northwest corner of the NE1/4NE1/4, Section 23, Township 35 North, Range 5 East, thence South 89°45’ West a distance of 2640 feet, more or less, to the Northeast corner of the NW1/4NW1/4 of said Section 23, thence due North a distance of 2110 feet, more or less, to a point on the Southerly right of way of the Weippe-Petersons’ Corner Road, thence South and West along this Southerly right of way to a point lying on the West line of the NE1/4SE1/4, Section 15, Township 35 North, Range 5 East, thence South a distance of 2565 feet, more or less, to a point on the West line of the NE1/4NE1/4, Section 22, Township 35 North, Range 5 East, said point being 20 feet North of the centerline of the existing Bat Creek Road, thence meandering North and East along a line which bears 20 feet North of the centerline of the existing Bat Creek Road to a point on the section line common to Sections 22 and 23, Township 35 North, Range 5 East, thence meandering in an Easterly direction along a line which bears 20 feet North of the existing Bat Creek Road, as now constructed, to a point on the West line of the NE1/4NE1/4, Section 23, Township 35 North, Range 5 East, thence due North a distance of 595 feet, more or less to the point of beginning.

Section 23:

W1/2NW1/4, W1/2SW1/4, SE1/4SW1/4

EXCEPTING:

Commencing at the Northwest corner of the NE1/4NE1/4, Section 23, Township 35 North, Range 5 East, thence South 89°45’ West a distance of 2640 feet, more or less, to the Northeast corner of the NW1/4NW1/4 of said Section 23, thence due North a distance of 2110 feet, more or less, to a point on the Southerly right of way of the Weippe-Petersons’ Corner Road, thence South and West along this Southerly right of way to a point lying on the West line of the NE1/4SE1/4, Section 15, Township 35 North, Range 5 East, thence South a distance of 2565 feet, more or less, to a point on the West line of the NE1/4NE1/4, Section 22, Township 35 North, Range 5 East, said point being 20 feet North of the centerline of the existing Bat Creek Road, thence meandering North and East along a line which bears 20 feet North of the centerline of the existing Bat Creek Road to a point on the section line common to Sections 22 and 23, Township 35 North, Range 5 East, thence meandering in an Easterly direction along a line which bears 20 feet North of the existing Bat Creek Road, as now constructed, to a point on the West line of the NE1/4NE1/4, Section 23, Township 35 North, Range 5 East, thence due North a distance of 595 feet, more or less to the point of beginning.

Section 24:	NE1/4, NW1/4, N1/2SW1/4, SE1/4SW1/4, SE1/4

Section 25:	NE1/4, SE1/4

Section 26:	NE1/4, NW1/4, SW1/4, N1/2SE1/4, SW1/4SE1/4

Section 27:	NE1/4, NW1/4, N1/2SW1/4, SE1/4

Section 34:	NE1/4, SW1/4NW1/4, SW1/4, NW1/4SE1/4, SE1/4SE1/4

Section 35:	SE1/4, NW1/4, SW1/4, S1/2NE1/4, NW1/4NE1/4

TOWNSHIP 36 NORTH, RANGE 3 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 10:	SE1/4SE1/4, SW1/4SE1/4

Section 11:	SE1/4, S1/2NE1/4, S1/2SW1/4

Section 12:	SE1/4, SW1/4, S1/2NE1/4

Section 13:	N1/2NE1/4, SE1/4NE1/4, N1/2NW1/4, SE1/4, S1/2SW1/4, NE1/4SW1/4

Section 14:	N1/2NE1/4, NW1/4, NW1/4SW1/4, S1/2SE1/4

Section 15:	NE1/4, NE1/4SE1/4

Section 24:	NE1/4SW1/4, SE1/4SE1/4, NW1/4NW1/4, SE1/4NW1/4, SW1/4NW1/4, NE1/4, N1/2 SE1/4, EXCEPT: SW1/4SW1/4 NW1/4SE1/4,

Section 25:	SE1/4, NE1/4NE1/4

TOWNSHIP 36 NORTH, RANGE 4 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 3:	NE1/4, NW1/4, SW1/4, SE1/4

Section 4:	NE1/4, SW1/4, SE1/4, S1/2NW1/4

Section 5:	SE1/4NE1/4, SE1/4NW1/4, N1/2SW1/4, SE1/4SW1/4, SE1/4

Section 6:	SE1/4NE1/4, SE1/4SW1/4, S1/2SE1/4, NE1/4SE1/4

Section 7:	NE1/4, NW1/4, SW1/4, SE1/4

Section 8:	NE1/4, NW1/4, SW1/4, SE1/4

Section 9:	NE1/4, NW1/4, SW1/4, SE1/4

Section 10:	NE1/4, NW1/4, SW1/4, SE1/4

Section 15:	NE1/4, NW1/4, SW1/4, SE1/4

Section 16:	NE1/4, NW1/4, SW1/4, SE1/4

Section 17:	NE1/4, NW1/4, SW1/4, SE1/4

Section 18:	NE1/4, NW1/4, SW1/4, SE1/4

Section 19:	NE1/4, NW1/4, SW1/4, SE1/4

Section 20:	NE1/4, NW1/4, SW1/4, SE1/4

Section 21:	NE1/4, NW1/4, SW1/4, SE1/4

Section 22:	NE1/4, NW1/4, SW1/4, N1/2SE1/4, SW1/4SE1/4

Section 23:	NW1/4NE1/4, SW1/4NE1/4, NW1/4, SW1/4, SE1/4

Section 24:	NE1/4NE1/4, SE1/4NE1/4, NW1/4SW1/4, SE1/4SW1/4, S1/2SE1/4, NE1/4SE1/4

Section 25:	NW1/4NE1/4, SW1/4NE1/4, NE1/4NW1/4, SE1/4NW1/4, N1/2SW1/4

Section 26:	NW1/4, NW1/4NE1/4

Section 27:	NE1/4, NW1/4, SW1/4

Section 28:	NE1/4, NW1/4, SW1/4, SE1/4

Section 29:	NE1/4, NW1/4, SW1/4, SE1/4

Section 30:	N1/2NE1/4, SW1/4NE1/4, NW1/4, SW1/4, SW1/4SE1/4

Section 32:	NE 1/4, NE1/4NW1/4, S1/2NW1/4, NE1/4SE1/4

Section 33:	NE1/4, NW1/4, SE1/4, N1/2SW1/4, SW1/4SW1/4

Section 34:	NW1/4NE1/4, SW1/4NE1/4, NW1/4, SW1/4

TOWNSHIP 36 NORTH, RANGE 5 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 1:	NE1/4, SE1/4

Section 12:	NE1/4, SE1/4SW1/4, SE1/4

Section 17:	S1/2 NE1/4, S1/2SW1/4, NE1/4SW1/4, W1/2SE1/4

Section 18:	NW1/4NE1/4, S1/2NE1/4, NW1/4, SW1/4, SE1/4

Section 19:	NE1/4, N1/2NW1/4, SW1/4NW1/4, SW1/4, N1/2NE1/4, SE1/4SE1/4

Section 20:	NW1/4, NW1/4NE1/4

TOWNSHIP 37 NORTH, RANGE 3 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 27:	SW1/4

Section 28:	NW1/4, SW1/4, SE1/4, S1/2NE1/4, NW1/4NE1/4

Section 29:	NW1/4, SW1/4, SE1/4, S1/2NE1/4, NW1/4NE1/4

TOWNSHIP 37 NORTH, RANGE 5 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 33:	NW1/4, NE1/4, N1/2SW1/4, SW1/4SW1/4, NW1/4SE1/4

Section 34:	NW1/4, NE1/4, NE1/4SW1/4

Section 35:	NW1/4, NE1/4, NW1/4SE1/4, SE1/4SE1/4, SW1/4SE1/4

Section 36:	SW1/4, W1/2W1/2SE1/4

TOWNSHIP 37 NORTH, RANGE 6 EAST, BOISE MERIDIAN, CLEARWATER COUNTY

Section 1:	SE1/4, NW1/4, NE1/4, NE1/4SW1/4

Section 2:	NE1/4, NW1/4, SW1/4

Section 3:	NE1/4, NW1/4, SE1/4, SW1/4

Section 4:	NE1/4, NW1/4, SE1/4, SW1/4

Section 5:	NE1/4, NW1/4, SE1/4, SW1/4

Section 6:	NE1/4, NW1/4, SE1/4, SW1/4

Section 7:	NW1/4, NW1/4 SW1/4, S1/2 NE1/4, NE1/4NE1/4, S1/2SE1/4, NW1/4SE1/4

Section 8:	NE1/4, NW1/4, SE1/4, SW1/4

Section 9:	SW1/4, NW1/4, NE1/4NE1/4, S1/2NE1/4

Section 10:	NE1/4, NW1/4, SE1/4, SW1/4

Section 11:	NW1/4, SW1/4 SE1/4, SW1/4

Section 12:	SE1/4, NE1/4NE1/4, S1/2NE1/4, E1/2SW1/4

Section 13:	N1/2 NE1/4, E1/2NW1/4

Section 14:	NW1/4, SW1/4, W1/2 NE1/4, NW1/4SE1/4

Section 15:	NE1/4, NW1/4, SE1/4, SW1/4

Section 17:	NE1/4, NW1/4, SE1/4, SW1/4

Section 18:	NE1/4, SE1/4, SW1/4, S1/2NW1/4, NE1/4NW1/4

Section 19:	NE1/4, SE1/4, NW1/4, SW1/4

Section 20:	NE1/4, NW1/4, SE1/4, SW1/4

Section 21:	SE1/4, SW1/4, NW1/4, NE1/4

Section 22:	NE1/4, NW1/4, SE1/4, SW1/4

Section 23:	NW1/4, N1/2 SW1/4, SW1/4SW1/4, W1/2NE1/4

Section 28:	NW1/4, N1/2 SW1/4, SW1/4NE1/4

Section 29:	NE1/4, NW1/4, N1/2SE1/4, SW1/4SE1/4, N1/2SW1/4, SE1/4SW1/4

Section 30:	NE1/4, NW1/4, SE1/4, SW1/4

Section 31:	NW1/4, SW1/4, SE1/4, NE1/4 LESS Government Lot 6

TOWNSHIP 38 NORTH, RANGE 1 EAST, B0ISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 12:	NE1/4, N1/2SE1/4

TOWNSHIP 38 NORTH, RANGE 2 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 6:	SW1/4NE1/4, NW1/4SE1/4, S1/2SE1/4, S1/2SW1/4, NW1/4SW1/4

Section 7:	N1/2NE1/4, SW1/4NE1/4, NW1/4, W1/2SW1/4

Section 8:	NW1/4, NE1/4SW1/4

TOWNSHIP 38 NORTH, RANGE 3 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 13:	SW1/4, S1/2SE1/4, NW1/4SE1/4

Section 14:	SE1/4SE1/4, N1/2SE1/4, SW1/4SE1/4

Section 18:	NE1/4, SW1/4, SE1/4

Section 19:	NE1/4, N1/2NW1/4, SE1/4NW1/4

Section 23:	NE1/4, SE1/4NW1/4, S1/2SW1/4, NE1/4SW1/4, SE1/4

Section 24:	NE1/4, NW1/4, SW1/4, S1/2SE1/4, NE1/4SE1/4

Section 25:	NE1/4, NW1/4

Section 26:	S1/2NE1/4, NE1/4NE1/4, NW1/4, SE1/4, W1/2SW1/4, NE1/4SW1/4

Section 27:	N1/2NE1/4, SE1/4NE1/4, NE1/4SE1/4, SE1/4SE1/4

Section 30:	NW1/4SE1/4, SE1/4SE1/4, SW1/4SE1/4

Section 31:	NE1/4, NW1/4, SW1/4, SE1/4

Section 32:	NE1/4, NW1/4, SW1/4, SE1/4

Section 33:	SW1/4, SE1/4

Section 34:	SW1/4, SE1/4

Section 35:	NE1/4, NW1/4, SW1/4, SE1/4

TOWNSHIP 38 NORTH, RANGE 4 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 19:	Government Lots 1, 2, 3, & 4, E1/2NW1/4, E1/2SW1/4, S1/2SW1/4NE1/4, NW1/4SW1/4NE1/4, S1/2SE1/4SE1/4, W1/2SE1/4

Section 24:	NW1/4SW1/4, S1/2SW1/4NW1/4, SW1/4SW1/4

Section 25:	NW1/4, NE1/4, NW1/4SW1/4, SW1/4SW1/4, SE1/4SW1/4, S1/2SE1/4, NE1/4SE1/4

Section 30:	NE1/4, NW1/4, SE1/4, SW1/4

Section 31:	NE1/4, N1/2SE1/4

TOWNSHIP 38 NORTH, RANGE 5 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 7:	S1/2SW1/4

Section 15:

S1/2 of the N1/2, and the S1/2

EXCEPTING: A parcel of land located in Section 15, Township 38 North, Range 5 East, Boise Meridian, Clearwater County, Idaho, more particularly described as follows: Beginning at a found 5/8” diameter rebar with a PLS 885 plastic cap marking the Northeast corner of Lot 1, Block 3 of Headquarters Subdivision as platted and recorded as Instrument No. 161566 of the Plat Records of Clearwater County, from which point a found 2” diameter brass cap monument marking the East 1/4 of said Section 15 bears North 43°26’13” East a distance of 2412.79 feet also from which point a found 2 1/2” diameter brass cap monument marking the Southeast corner of said Section 15 bears South 61°55’56” East a distance of 1880.03 feet said point being the True Point of Beginning; thence following along the North line of said Lot 1, North 75°11’40” West a distance of 119.00 feet to a found 5/8” diameter rebar with a PLS 885 plastic cap marking the Northwest corner of said Lot 1; thence leaving said North line North 62°33’32” West a distance of 154.92 feet to a set 5/8” diameter by 30” long rebar with a PLS 9165 plastic cap; thence North 63°40’51” East a distance of 115.12 feet to a set 5/8” diameter by 30” long rebar with a PLS 9165 plastic cap; thence North 33°51’03” East a distance of 144.83 feet to a set 5/8” diameter by 30” long rebar with a PLS 9165 plastic cap; thence South 40°09’03” East a distance of 182.60 feet to a set 5/8” diameter by 30” long rebar with a PLS 9165 plastic cap; thence South 20°10’17” West a distance of 142.28 feet to the True Point of Beginning.

EXCEPTING: The Railroad Right of Way as deeded in Instrument No. 181035

ALSO EXCEPTING: The Railroad Right of Way as deeded in Book 16 of Deeds, page 481 and as Instrument No. 195602.

ALSO EXCEPTING: Headquarters Subdivision as platted Instrument No. 161566, recorded February 1, 1993.

Section 17:	W1/2SW1/4, SE1/4SW1/4, SW1/4SE1/4

Section 18:	NW1/4, N1/2SW1/4, N1/2SE1/4, S1/2NE1/4, Also that portion of Mineral Survey 1554, as disclosed in Instrument No. 131115, lying within Section 18

Section 20:	NW1/4, N1/2NE1/4, SE1/4NE1/4, SE1/4SW1/4, W1/2SE1/4, Also that portion of Mineral Survey 1554, as disclosed in Instrument No. 131115, lying within Section 20

Section 21:	NW1/4, NE1/4, N1/2SW1/4, W1/2SE1/4, SE1/4SE1/4, Also that portion of Mineral Survey 1554, as disclosed in Instrument No. 131115, lying within Section 21

Section 22:	NE1/4, NW1/4, SE1/4, S1/2SW1/4, Also that portion of Mineral Survey 1554, as disclosed in Instrument No 131115, lying within Section 22|

EXCEPT the Railroad Right of Way as deeded in Book 15, Page 545 and Book 16 of Deeds, page 481, EXCEPT the Railroad Right of Way as deeded in Instrument No. 181035 and 181036.
EXCEPTING the Right of Way as deeded in Book 43 of Deeds, page 373 and Book 42 of Deeds, page 319.

Section 26:

NW1/4NW1/4 lying South of Highway, SE1/4NW1/4 lying South of Highway, Also that portion of Mineral Survey 1554, as disclosed in Instrument No. 131115, lying within Section 26

EXCEPT the Railroad Right of Way as deeded in Book 15 of Deeds, page 545 and Instrument No. 181036.

EXCEPT the Right of Way in Book 25 of Deeds, page 284 and Book 25 of Deeds, page 285.

Section 27:	N1/2NW1/4, N1/2NE1/4

Section 28:	N1/2NE1/4, SE1/4NE1/4, SE1/4, E1/2SW1/4

Section 30:	SW1/4, SW1/4NW1/4

Section 31:	NW1/4, N1/2SW1/4, SW1/4SW1/4

Section 32:	NE1/4, E1/2NW1/4

Section 33:	NE1/4, NW1/4, SE1/4, SW1/4

Section 34:	W1/2W1/2

TOWNSHIP 38 NORTH, RANGE 6 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 13:	SE1/4SW1/4

Section 22:	SW1/4

Section 23:	NW1/4, N1/2NE1/4, W1/2SW1/4

Section 24:	NE1/4, E1/2NW1/4, SW1/4NW1/4

Section 33:	SE1/4NE1/4, SW1/4, SE1/4

Section 34:	NE1/4, NW1/4, SE1/4, SW1/4

Section 35:	NE1/4, NW1/4, SE1/4, SW1/4 EXCEPT: portions of the SE1/4 and NE1/4 lying within the Frank A. N.E.P., Ethel #1, and Ethel #2 lode mining claims, designated as Survey No, 3274

TOWNSHIP 39 NORTH, RANGE 1 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 13:	NE1/4, NW1/4, N1/2SW1/4, NE1/4SE1/4

Section 14:	NE1/4, NW1/4, SW1/4, SE1/4

Section 15:	NE1/4, SE1/4, all that portion of the W1/2 of Section 15 lying within Clearwater County

Section 22:	NE1/4, SE1/4, all that portion of the W1/2 of Section 22 lying within Clearwater County

Section 23:	N1/2 NW1/4

TOWNSHIP 39 NORTH, RANGE 2 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 13:	S1/2 SW1/4, S1/2 SE1/4, N1/2 NW1/4, N1/2 NE1/4

Section 14:	Commencing at the Northeast corner of said Section 14; thence on the East line of

Section 14 S 01°03’ W 752.1 feet to the True Point of Beginning on the centerline of the Dent Bridge to Elk River Road; thence along the centerline of the Dent Bridge to Elk River, S 60°23 W 105.7 feet; thence on a curve to the left having a radius of 225.0 feet and a central angle of 25°33’31” 100.4 feet; thence on a curve to the left having a radius of 400.0 feet and a central angle of 16°35’12” 115.8 feet; thence on a curve to the right having a radius of 250.0 feet and a central of 32°05’ 08” 140.0 feet; thence S 50°19’ W 46.1 feet; thence on a curve to the left having a radius of 430.0 feet and a central angle of 33°02’38” 248.0 feet; thence S 17°16’ W 87.0 feet; thence on a curve to the left having a radius of 132.0 feet and a central angle of 74°33’07” 171.8 feet; thence S 57°17’ E 172.4 feet; thence on a curve to the left having a radius of 308.7 feet and a central angle of 29°39’55” 159.8 feet; thence S 86°57’ E 21.7 feet; thence on a curve to the right having a radius of 175.0 feet and a central angle of 36°25” 111.6 feet to the East line of Section 14; thence leaving the centerline of the Dent Bridge to Elk River Road and along the East line of Section 14 N 01°03’ E 412.2 feet to the North one Sixteenth corner between Sections 13 and 14; thence continuing on the East line of Section 14 N 01°03” E 673.6 feet to the True Point of Beginning.

Section 17:	W1/2NW1/4, S1/2SE1/4,NW1/4SW1/4, SE1/4SW1/4

Section 18:	NW1/4, N1/2NE1/4, SE1/4NE1/4, N1/2SW1/4, N1/2SE1/4

Section 20:	SW1/4, SE1/4, W1/2 NE1/4

Section 24:	NW1/4, NE1/4, SE1/4, SW1/4, EXCEPT: A strip of land 60 feet in width being 30 feet in width on each side of the center line of the highway as now laid out and located on over and across the East half of the Northwest one quarter of Section 24 in Township 39 North, Range 2 East, Boise Meridian in Clearwater County, Idaho.

Section 25:	NW1/4, NE1/4, SW1/4, SE1/4

Section 26:	NW1/4, NE1/4, SW1/4, SE1/4, EXCEPT: A strip of land 30 feet wide on each side of the center line of the road as now constructed across the SW1/4NE1/4 of the NW1/4SE1/4

Section 27:	NE1/4, S1/2SE1/4, NE1/4SE1/4, SE1/4SW1/4

Section 29:	NE1/4NW1/4, NW1/4NE1/4

Section 33:	SE1/4SW1/4, NW1/4SE1/4, S1/2SE1/4

Section 34:	SE1/4, NE1/4, SW1/4, S1/2NW1/4, NE1/4NW1/4

Section 35:	NW1/4, NE1/4, SW1/4, N1/2SE1/4, SW1/4SE1/4

Section 36:	N1/2NW1/4, SE1/4NW1/4, SW1/4NE1/4

TOWNSHIP 39 NORTH, RANGE 3 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 17:	SW1/4SW1/4

Section 18:	Government Lots 1, 2, 3 & 4, NE1/4, El /2NW1/4, E1/2SW1/4, SE1/4

Section 19:	Government Lots 1, 2 & 3, NW1/4NE1/4, E1/2NW1/4, NE1/4SW1/4, NW1/4SE1/4

Section 20:	NW1/4NE1/4, NW1/4, N1/2SW1/4

Section 21:	N1/2NE1/4, SE1/4NE1/4

Section 30:	NW1/4NE1/4, SW1/4NE1/4, NW1/4, SW1/4

TOWNSHIP 39 NORTH, RANGE 4 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 13:	W1/2NW1/4

Section 14:	NE1/4, SE1/4, E1/2SW1/4, N1/2NW1/4, SE1/4NW1/4

Section 15:	S1/2NW1/4, S1/2SE1/4

Section 22:	NW1/4, NE1/4, SW1/4, SE1/4

Section 23:	SW1/4, N1/2NW1/4, SW1/4NW1/4, N1/2NE1/4

Section 24:	SE 1/4, SE1/4SW1/4

Section 27:	NW1/4, NE1/4

TOWNSHIP 39 NORTH, RANGE 5 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 17:	S1/2SW1/4, NW1/4SW1/4

Section 19:	SE1/4SW1/4, S1/2SE1/4, NE1/4SE1/4

Section 20:	N1/2NE1/4, SE1/4NE1/4, NE1/4SW1/4, SE1/4SW1/4, NW1/4SE1/4, SW1/4SE1/4

TOWNSHIP 40 NORTH, RANGE 1 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 13:	NE1/4, NW1/4, SW1/4, SE1/4

Section 14:	NE1/4, NW1/4, SW1/4, SE1/4SE1/4

Section 15:	NE1/4, N1/2SE1/4, SE1/4SE1/4, NE1/4SW1/4, SE1/4NW1/4, NW1/4SW1/4 lying in Clearwater County

Section 23:	SE1/4, NE1/4, N1/2NW1/4, SE1/4NW1/4

Section 24:	NE1/4, NW1/4, SE1/4, SW1/4

Section 26:	NE1/4

Section 27:	SE1/4SE1/4, NE1/4SE1/4, and the portion of the following lying in Clearwater County SW1/4NW1/4, NW1/4SW1/4, SW1/4SW1/4

Section 34:	NE1/4NE1/4

Section 35:	N1/2NW1/4

TOWNSHIP 40 NORTH, RANGE 2 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 4:	SW1/4SW1/4

Section 5:	Government Lots 3, 4, 5, 6 & 7, SW1/4NE1/4, S1/2NW1/4, SW1/4, NW1/4SE1/4, S1/2SE1/4

Section 6:	Government Lots 1 through 11, S1/2NE1/4, SE1/4, SE1/4NW1/4, El/2SW1/4

Section 7:	Government Lots 1, 3 & 4, E1/2NW1/4, NE1/4NE1/4, SW1/4NE1/4, SE1/4, NE1/4SW1/4

Section 8:	NW1/4, NE1/4, SE1/4, N1/2SW1/4, SW1/4SW1/4

Section 9:	NW1/4, SW1/4, S1/2SE1/4, NW1/4SE1/4

Section 15:	NW1/4NW1/4, S1/2NW1/4, SW1/4, NW1/4SE1/4, S1/2SE1/4

Section 16:	N1/2NW1/4, NE1/4, SE1/4, S1/2SW1/4

Section 17:	N1/2NE1/4, W1/2NW1/4, W1/2SW1/4, SE1/4SW1/4, SE1/4

Section 18:	Government Lot 1, NE1/4, SE1/4, E1/2NW1/4, E1/2SW1/4

Section 19:	N1/2NE1/4, Government Lot 1 & 2, SE1/4NW1/4, NE1/4NW1/4

Section 20:	N1/2NE1/2

Section 21:	NE1/4NE1/4

TOWNSHIP 40 NORTH, RANGE 5 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 10:	NW1/4, NW1/4NE1/4, S1/2NE1/4

Section 11:	NW1/4, W1/2SW1/4

Section 14:	NE1/4, NW1/4, SE1/4, SW1/4

Section 15:	NE1/4, NW1/4, SE1/4, SW1/4

Section 17:	SW1/4, SE1/4, S1/2NE1/4, S1/2NW1/4, NE1/4NW1/4

Section 18:	NW1/4, NE1/4, SW1/4, S1/2SE1/4, NW1/4SE1/4

Section 19:	NW1/4, SW1/4, SE1/4, S1/2NE1/4, NW1/4NE1/4

Section 20:	E1/2SW1/4, W1/2NE1/4, W1/2SE1/4

Section 21:	NW1/4, SW1/4, NE1/4SE1/4

Section 22:	S1/2SE1/4, S1/2SW1/4, NW1/4SW1/4, NE1/4SE1/4

Section 23:	SW1/4

Section 24:	S1/2SE1/4, S1/2SW1/4

Section 25:	NW1/4, NE1/4, NE1/4SE1/4

Section 26:	NW1/4, W1/4NE1/4, SE1/4NE1/4, N1/2SW1/4, NW1/4SE1/4

Section 27:	SE1/4, SW1/4, NE1/4, N1/2NW1/4, SE1/4NW1/4

Section 28:	SW1/4, SE1/4, NE1/4NE1/4

Section 29:	SW1/4, SE1/4, N1/2NW1/4, SW1/4NW1/4, W1/2NE1/4, SE1/4NE1/4

Section 30:	NE1/4, NW1/4, SW1/4, SE1/4

Section 31:	NE1/4, NW1/4, SW1/4, SE1/4

Section 32:	NE1/4, NW1/4, SW1/4, SE1/4

Section 33:	NE1/4, NW1/4, SW1/4, SE1/4

Section 34:	NE1/4, NW1/4, SW1/4, SE1/4

Section 35:	SW1/4, SE1/4, W1/2NW1/4

TOWNSHIP 41 NORTH, RANGE 1 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 1:	N1/2NW1/4, NW1/4NE1/4

TOWNSHIP 41 NORTH, RANGE 3 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 1:	NE1/4, NW1/4, SE1/4, SW1/4

Section 2:	SE1/4, SW1/4, S1/2NW1/4, NW1/4NW1/4

Section 3:	SE1/4, SW1/4, NE1/4, NW1/4

Section 4:	NW1/4, SW1/4, SE1/4

Section 5:	NW1/4, NE1/4, SW1/4, SE1/4

Section 6:	SE1/4, N1/2SW1/4, SE1/4SW1/4, N1/2NE1/4, SE1/4NE1/4, N1/2NW1/4

Section 7:	NE1/4, E1/2NW1/4, NE1/4SW1/4, N1/2SE1/4

Section 8:	NW1/4, NE1/4, SW1/4, S1/2SE1/4, NE1/4SE1/4

Section 9:	NW1/4, NE1/4, SW1/4, SE1/4

Section 10:	SW1/4, N1/2SE1/4, S1/2NE1/4, N1/2NW1/4, SW1/4NW1/4

Section 11:	NW1/4, NE1/4, SW1/4, SE1/4

Section 12:	NW1/4, NE1/4, SW1/4, SE1/4

Section 13:	NW1/4, NE1/4, SW1/4, SE1/4

Section 14:	SW1/4, SE1/4, SW1/4NW1/4, NE1/4NE1/4, S1/2NE1/4

Section 15:	SW1/4, SE1/4, NE1/4, NW1/4

Section 17:	NE1/4, NE1/4NW1/4

Section 22:	NE1/4, NW1/4, SE1/4, SW1/4

Section 23:	NE1/4, NW1/4, SE1/4, SW1/4

Section 24:	NE1/4, NW1/4, SE1/4, SW1/4

Section 25:	NE1/4, NW1/4, SE1/4, SW1/4

Section 26:	NE1/4, NW1/4, SE1/4, SW1/4

Section 27:	NE1/4, NW1/4, SE1/4, SW1/4

Section 28:	NE1/4, NW1/4, SW1/4, E1/2SE1/4

Section 33:	NW1/4, SW1/4, SE1/4

Section 34:	NE1/4, NW1/4, SW1/4, SE1/4

Section 35:	NE1/4, NW1/4, SW1/4, SE1/4

TOWNSHIP 41 NORTH, RANGE 5 EAST, BOISE MERIDIAN, CLEARWATER COUNTY, IDAHO

Section 7:	NE1/4SE1/4, NW1/4SE1/4, SE1/4NE1/4, SE1/4SE1/4, SE1/4SW1/4, SW1/4NE1/4, SW1/4SE1/4

Section 8:	NE1/4SE1/4, NE1/4SW1/4, NW1/4SE1/4, NW1/4SW1/4, SE1/4NW1/4, SE1/4SE1/4, SE1/4SW1/4, SW1/4NW1/4, SW1/4SE1/4, SW1/4SW1/4

Section 9:	NE1/4SW1/4, NW1/4SE1/4, NW1/4SW1/4, SW1/4SW1/4

Section 10:	SW1/4SW1/4

Section 15:	NW1/4NW1/4, NW1/4SW1/4, SE1/4NW1/4, SW1/4NW1/4

Section 16:	NE1/4NE1/4, NE1/4SE1/4, NE1/4SW1/4, NW1/4NE1/4, NW1/4SE1/4, SE1/4NE1/4, SE1/4NW1/4, SE1/4SE1/4, SW1/4NE1/4, SW1/4SE1/4

Section 17:	NE1/4NW1/4, NE1/4SE1/4, NW1/4NE1/4, NW1/4SW1/4, SE1/4NW1/4, SE1/4SE1/4, SE1/4SW1/4, SW1/4NW1/4, SW1/4SE1/4

Section 18:	NE1/4NE1/4, NE1/4NW1/4, NE1/4SW1/4, NW1/4NE1/4, NW1/4NW1/4, NW1/4SW1/4, SE1/4NE1/4, SE1/4NW1/4, SE1/4SW1/4, SW1/4NE1/4, SW1/4NW1/4, SW1/4SW1/4

Section 20:	NE1/4NE1/4, NW1/4NE1/4